EXHIBIT 10.19

                       THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF SHELBYVILLE, TENNESSEE





                                       AND





            SHELBYVILLE INDUSTRIAL SPEC BUILDING - WRS - PARTNERSHIP





                            FACILITY LEASE AGREEMENT





                          DATED AS OF DECEMBER 1, 1994

                                TABLE OF CONTENTS


Parties
Preamble

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1.       Definitions of Terms
Section 1.2.       References to Lease
Section 1.3.       References to Articles, Sections, Etc.
Section 1.4.       Headings

                                   ARTICLE II
                   REPRESENTATIONS, WARRANTIES, AND COVENANTS

Section 2.1.   Representations, Warranties, and Covenants of the Issuer
Section 2.2.   Representations, Warranties, and Covenants of the Company

                               ARTICLE III

                          DEMISING CLAUSE: TERM

Section 3.1.   Demise of Facility
Section 3.2.   Lease Term
                                   ARTICLE IV

                           ACQUISITION OF THE PROJECT

Section 4.1.   Assumption of Bank Loan, Issuance of Series A Note, and
                Issuance of Series B Note
Section 4.2    Costs of the Project
Section 4.3    Company Required to Pay Project Costs in Event Loan Insufficient
Section 4.4.   Payment of Expenses of Loan
Section 4.5.   Other Amounts Payable by the Company
Section 4.6.   Bank Priority

                                    ARTICLE V

                          RENTAL PROVISIONS: PREPAYMENT

Section 5.1.   Quiet Enjoyment

Section 5.2.   Rental Payments; Basic Rental Payments; and Additional
                    Rental Payments
Section 5.3.   Credits Toward Basic Rental Payments
Section 5.4.   General Obligation; Obligations of Company Unconditional
Section 5.5.   Prepayment of Rental Payments
Section 5.6.   Rights and Obligations of Company upon Full Prepayment of
                    Rental Payments

                                   ARTICLE VI

                           MAINTENANCE, MODIFICATIONS,
                              TAXES, AND INSURANCE


Section 6.1.   Maintenance of the Facility
Section 6.2.   Modification of the Facility
Section 6.3.   Improvements as Part of the Facility
Section 6.4.   Taxes, Assessments, and Utility Charges
Section 6.5.   Insurance Required
Section 6.6    Insurers and Policies
Section 6.7.   Application of Net Proceeds of Insurance
Section 6.8.   Advances by Issuer
Section 6.9.   Obligation of Company to Maintain Insurance Regardless
                    of Approval

                                   ARTICLE VII

                     DAMAGE, DESTRUCTION, CONDEMNATION. ETC.

Section 7.1.   Damage or Destruction
Section 7.2.   Condemnation

                                  ARTICLE VIII

                                SPECIAL COVENANTS

Section 8.1.   Warranty of Condition or Suitability; Use of Project
Section 8.2.   Indemnity and Hold Harmless Provisions
Section 8.3.   Reimbursement of issuer
Section 8.4.   Right of Access to the Project
Section 8.5.   Project as a Public Facility
Section 8.6.   Compliance with Orders, Ordinances, Etc.
Section 8.7.   Discharge of Liens and Encumbrances
Section 8.8.   Restriction Against Certain Religious Activities
Section 8.9.   Further Assurances and Corrective Instruments
Section 8.10.  Granting of Easements
Section 8.11.  Release of Certain Land

                                   ARTICLE IX

                     ASSIGNMENT; REMOVAL OF EQUIPMENT; ETC.

Section 9.1.   Assignment and Subleasing
Section 9.2.   Consent to Assignment
Section 9.3.   Restrictions on Mortgage or Sale of Project by Issuer
Section 9.4.   Removal of Fixtures
Section 9.5.   Installation of Company's Own Machinery
Section 9.6.   References to Loan Ineffective After Paid

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

Section 10.1.  Events of Default Defined
Section 10.2.  Remedies on Default
Section 10.3.  Remedies Cumulative
Section 10.4.  Agreement to Pay Attorneys' Fees and Expenses
Section 10.5.  Delay or Omission Not a Waiver
Section 10.6.  Interpretation of any Conflicting Provisions
Section 10.7.  Force Majeure Provision

                                   ARTICLE XI

                       OPTIONS; PURCHASE OF PROJECT; ETC.

Section 11.1.  Options to Terminate
Section 11.2.  Option to Purchase Project Prior to Payment of the Loan
Section 11.3.  Option to Purchase Project After Payment of the Loan
Section 11.4.  Option to Purchase Unimproved Land
Section 11.5.  Conveyance on Exercise of Option to Purchase Project
Section 11.6.  Payments Upon, and Conditions For, Early Termination
Section 11.7.  Continuation of Certain Provisions

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 12.1.  Certificates and Opinions
Section 12.2.  Limited Liability of the Issuer
Section 12.3.  Notices
Section 12.4.  Binding Effect
Section 12.5.  Severability
Section 12.6   Limitation of Rights
Section 12.7.  Execution of Counterparts
Section 12.8.  Applicable Law
Section 12.9.  Table of Contents and Section Headings Not Controlling
Section 12.10. No Liability of the City of SHELBYVILLE, Tennessee
Section 12.11. Net Lease
Section 12.12. Not Partners

Signatures
Acknowledgments

                                    Exhibits

Exhibit "A" Description of Land
Exhibit "B" Permitted Encumbrances

                            FACILITY LEASE AGREEMENT


                  THIS FACILITY LEASE AGREEMENT, dated as of December 1, 1994, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF SHELBYVILLE, TENNESSEE (the "Issuer"), a public, nonprofit corporation organized and existing under the laws of the State of Tennessee, and SHELBYVILLE INDUSTRIAL SPEC BUILDING - WRS PARTNERSHIP, a Tennessee partnership (the "Company") (the Issuer and the Company being herein called, collectively, the "Parties").


                              W I T N E S S E T H:

                  WHEREAS, the Issuer is a public, nonprofit corporation and a public instrumentality of the City of Shelbyville, Tennessee and is authorized under Chapter 53, Title 7, Tennessee Code Annotated, as amended (the "Act"), to enter into lease agreements with manufacturing, industrial, commercial, and financial enterprises with respect to one or more projects for such payments and upon such terms and conditions as the Board of Directors of the Issuer may deem advisable in accordance with the provisions of the Act in order to maintain and increase employment opportunities by inducing such enterprises to locate in or to remain in the State of Tennessee (the "State");

                  WHEREAS, to induce Desa International, Inc., a Delaware corporation ("Desa") to locate a manufacturing facility in the City of Shelbyville, Tennessee, the Company and Desa were informed that the Issuer would undertake to cause the Company to acquire certain land and build a certain manufacturing facility thereon (the land and building being referred to as the "Facility"), and to cause Desa to equip said Facility with such furniture, fixtures and equipment as it needed or desired for its operations (the "Equipment"), in Shelbyville, Tennessee, which Facility is to be owned by the Issuer and leased by the Issuer to the Company, and which Equipment is to be owned by the Issuer and leased by the Issuer to Desa, following which the Company acquired the land, built the Facility and leased the same to Desa who located its manufacturing operation in Shelbyville, and the Issuer now proposes to acquire the Facility from the Company and to lease the same back to the Company, pursuant hereto, and to acquire the Equipment from Desa, and lease the same back to Desa, pursuant to a certain Equipment Lease Agreement (the "Equipment Lease"); and

                  WHEREAS, the Company has borrowed, and Trans Financial Bank of Tennessee, F.S.B. ("Bank"), has lent, the sum of Seven Hundred Thousand and NO/100 Dollars ($700,000.00) to the Company (the "Bank Loan"), to finance the cost of the acquisition of the Facility by the Company, pursuant to that certain Construction Loan and Disbursement Agreement, dated March 1, 1994, by and between Bank and Company (the "Bank Loan Agreement), which loan is evidenced by a certain Construction Loan Promissory Note of the Company, payable to the order of the Bank in the amount of the Bank Loan, dated March 1, 1994, (the "Bank Note"), and is secured by a certain Construction Mortgage Deed of Trust, Security Agreement and Financing Statement, dated March 1, 1994, made by


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                                       -2-

the Company to Jack F. Stringham II, Esq., trustee, for the benefit of the Bank (the "Bank Deed of Trust"); and

                   WHEREAS,  the Board of Directors  of the Issuer,  pursuant to
Section 7- 53-102 of the Act, has found and determined that the agreement by the Issuer to acquire, equip and lease such manufacturing facility will develop trade and commerce in and adjacent to the City of Shelbyville, Tennessee, will contribute to the general welfare, will alleviate conditions of unemployment and, has induced the Company to locate in and will induce the Company to remain in Shelbyville, Tennessee;

                  WHEREAS, the Issuer is authorized by law and deems it necessary to enter into that certain Assumption Agreement (the "Assumption Agreement"), dated as of December 1, 1994, by and among the Issuer, the Company and the Bank, in order to finance the acquisition of the Facility and to further the purposes of the Issuer; and

                  WHEREAS, the Issuer has not made and does not intend to make any profit by reason of its business or venture in which it may engage or by reason of its entering into this Lease, and no part of the Issuer's net earnings, if any, will ever inure to the benefit of any person, firm or corporation except the City of Shelbyville, Tennessee; and,

                  WHEREAS, the Issuer is authorized by law and has deemed it necessary to borrow money for the purpose of acquiring the Facility and to that end has duly authorized and directed the issuance of its not exceeding Two Hundred Thousand and No/100 Dollars ($200,000.00) Industrial Development Revenue Note, Series A (Desa Project) (the "Series A Note"); and

                  WHEREAS, the Issuer has executed a certain Collateral Assignment of Facility Lease (the "Assignment of Facility Lease") and a certain Deed of Trust, Assignment of Leases and Security Agreement (Facility) (the "Facility Deed of Trust") to secure, inter alia, the loan of the indebtedness (the "Facility Loan") evidenced by the Series A Note; and

                  WHEREAS, the Issuer is authorized by law and has deemed it necessary to borrow money for the purpose of acquiring the Equipment and to that end has duly authorized and directed the issuance of its not exceeding Eight Hundred Sixty Thousand and No/100 Dollars ($860,000.00) Industrial Development Revenue Note, Series B (Desa Project) (the "Series B Note"); and

                  WHEREAS, the Issuer has executed a certain Collateral Assignment of Equipment Lease (the "Assignment of Equipment Lease") and a certain Security Agreement (the "Equipment Security Document") to secure, inter alia, the loan of the indebtedness (the "Equipment Loan") evidenced by the Series B Note; and

                  WHEREAS, the Issuer is authorized by law and has deemed it necessary to acquire the Facility and the Equipment (the Facility and the Equipment being sometimes referred to as the "Project") as aforesaid, which acquisition has occurred of even date herewith; and

                  WHEREAS, the Issuer proposes to lease the Facility to the Company and the Company desires to lease the Facility from the Issuer upon the terms and conditions set forth herein.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Definitions of Terms. In addition to the words and terms defined in the preamble hereto and elsewhere defined in this Lease, the following words and terms as used herein, whether or not the words have initial capitals, shall have the following meaning, unless the context or use indicates another or different meaning or intent, and such definitions shall be equally applicable to both the singular and plural forms of any of the words and terms herein defined:

                  "Act" means Chapter 53, Title 7, Tennessee Code Annotated. as amended and supplemented from time to time.

                  "Additional Rental Payments" means that portion of the Rental Payments described in Section 5.2(b) of this Lease.

                  "Authorized Representative" means, in the case of the Issuer, the Chairman, the Vice Chairman, the Secretary or any Assistant Secretary of the Issuer; in the case of Desa, the President, any Vice President, the Secretary or the Treasurer; in the case of the Company, W. R. (Pete) Sain, Jr. or James L. Sain; and, in the case of any of them, such additional persons as, at the time, are designated to act on behalf of the Issuer, Desa, or the Company, as the case may be, by written certificate furnished to the Issuer, Desa, or to the Company, as the case may be, containing the specimen signature of each such person and signed on its behalf by a previously Authorized Representative.

                  "Bank" means Trans Financial Bank of Tennessee, F.S.B., its successors and assigns, or any subsequent owner of the Bank Note.

                  "Bank Loan Documents" means, collectively, the Bank Loan Agreement, the Bank Note, the Bank Deed of Trust and the Assumption Agreement.

                  "Basic Rental Payments" means that portion of the Rental Payments described in Section 5.2(a) of this Lease.

                  "Building" means all buildings, structures, improvements, and fixtures located on the Land, the acquisition of which is financed with the proceeds of the Bank Loan or the Facility Loan, but not with the proceeds of the Equipment Loan.

                  "Company" means (a) Shelbyville Industrial Spec Building - WRS Partnership, a partnership, formerly known as Desa II Partnership, organized and existing under the laws of the State of Tennessee, (b) any successors and assigns of said partnership, and (c) any surviving. resulting or transferee as permitted herein.

                  "Condemnation" means the taking of title to, or the use of, the Facility under the exercise of the power of eminent domain by any governmental entity or any other person acting under governmental authority.

                  "Costs of the Project" means all of those costs and expenses enumerated in Section 4.2 hereof.

                  "Desa Lease" means that certain Lease, dated February 25, 1994, by and between Company and Desa, as amended by that certain First Amendment to Lease, dated as of December 1, 1994, and as further amended hereafter.

                  "Equipment" means those items of furniture, fixtures and equipment and related property acquired by the Issuer with the proceeds of the Series B Note, and any equipment acquired in substitution therefor and any renewals or replacements thereof pursuant to the Equipment Lease.

                  "Equipment Lender" means Desa International, Inc., or any subsequent owner of the Series B Note.

                  "Equipment Loan Documents" means, collectively, the Series B Note. the Assignment of Equipment Lease, and the Equipment Security Document.

                  "Event of Default" or "Default" means any of those events defined as Events of Default by Section 10.1 of this Lease.

                  "Facility" means, collectively, the Land and Building.

                  "Facility Loan Documents" means, collectively, the Series A Note, the Assignment of Facility Lease, and the Facility Deed of Trust.

                  "Fiscal Year" means the fiscal year, as such from time to time exists, of Desa.

                  "Gross Receipts " means all receipts, revenues, and income received by the Company and other monies received by or on behalf of the Company with respect to the Facility, and any sublease of the Facility.

                  "Independent Counsel" means an attorney or attorneys duly admitted to practice law before the highest court of any state of the United States of America or the District of Columbia and shall include counsel for the Issuer and counsel for the Company.

                  "Issuer" means The Industrial Development Board of the City of Shelbyville, Tennessee, and its lawful successors and assigns.

                  "Land" means the real estate and interests in real estate described in Exhibit "A" hereto annexed and by this reference made a part hereof, less such real estate and interest in real estate as may be taken by the exercise of the power of eminent domain as provided in Article VII of this Lease and less such real estate and interest in real estate as may be sold to the Company pursuant to Article XI of this Lease.

                  "Lease" means this Facility Lease Agreement, as from time to time supplemented or amended.

                  "Lender" means Shelbyville Industrial Spec Building - WRS - Partnership, or any subsequent owner of the Series A Note.

                  "Lien" means any interest in Property  securing an  obligation owed to anyone, whether such interest is based on the common law, statute, or contract, and including, but not limited to, the security interest arising from a mortgage, encumbrance, pledge, conditional sale, trust receipt, lease, consignment, or bailment for security purposes. The term "Lien" also includes reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases, and other similar title exceptions and encumbrances, including, but not limited to, mechanics', materialmen's, warehousemen's, carriers', and other similar encumbrances affecting real property. For the purposes of this Lease, one shall be deemed to be the owner of any Property which he, she, or it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in someone else for security purposes.

                  "Loan" means, collectively, the Bank Loan, the Facility Loan and the Equipment Loan.

                  "Loan Documents means, collectively, the Bank Loan Document, the Facility Loan Documents, and the Equipment Loan Documents.

                  "Loan Payment Date" means each date on which interest, principal, if any, or any of the foregoing, shall be payable on the Bank Loan or the Facility Loan.

                  "Net Proceeds" means so much of the gross proceeds with respect to which that term is used as remains after payment of all expenses, costs, and taxes, including reasonable attorney's fees and extraordinary expenses, incurred in obtaining such gross proceeds.

                  "Permitted Encumbrances" means: (a) the Liens, if any, described in Exhibit "B" attached hereto; (b) utility, access, and other easements and rights of way, restrictions, leases and exceptions that do not, in the written opinion of the Authorized Representative of Desa, materially impair the utility or value of the Property affected thereby for the purposes for which it is intended; (c) mechanics', materialmen's, warehousemen's, carriers', and other similar liens to the extent permitted by Section 8.7 of this Lease; and,
(d) Liens for taxes at the time not delinquent.

                  "Project" means collectively: (a) the Facility and (b) the Equipment.

                  "Property" means any interest in any kind of property or assets, whether real, personal, or mixed, tangible or intangible.

                  "Rental  Payments"  means,  collectively,   the  Basic  Rental
Payments and the Additional Rental Payments, as described in Section 5.2 of this Lease.

                  "State" means the State of Tennessee.

                  "Substitute  Facilities"  means such  facilities as defined in
Section 7.2(a) of this Lease.

                  "Term"  means the term of this Lease as  specified  in Section
3.3 hereof.

                  Section  1.2.   References  to  Lease.   The  words  "hereof,"
"herein," "hereunder," and other words of similar import refer to this Lease as a whole.

                  Section 1.3. References to Articles. Sections. Etc. References to Articles, Sections, and other subdivisions of this Lease are to the designated Articles, Sections, and other subdivisions of this Lease as originally executed.

                  Section 1.4. Headings. The headings of this Lease are for convenience only and shall not define or limit the provisions hereof.

                               (END OF ARTICLE I)

                                   ARTICLE II

                   REPRESENTATIONS, WARRANTIES, AND COVENANTS


                  Section 2.1. Representations. Warranties, and Covenants of the issuer. The Issuer hereby represents, warrants, and covenants as follows as the basis for the undertakings on its part herein contained:

                      (a) That the Issuer: (1) was legally created and exists under the provisions of the Act; (2) has the power under the provisions of the Act to enter into the transactions contemplated by this Lease and to carry out its obligations hereunder; and, (3) has been duly authorized, by proper action, to execute, deliver and perform this Lease and the Loan Documents;

                      (b) That the Project constitutes a "project" within the meaning of the Act, and that the Issuer is entering into the Loan Documents to aid in the financing of the Project to accomplish the public purposes of the Act;

                      (c) That the Issuer will finance the costs incurred in the acquisition of the Project in accordance with the terms and provisions hereof and of the Equipment Lease, in order to induce and cause the Company to provide a manufacturing facility in Shelbyville, Tennessee, such facility upon its completion, to be leased to or occupied by (i) industrial, commercial, financial or service enterprises; (ii) nonprofit domestic corporations or enterprises whose purpose is the promotion, support and encouragement of either agriculture or commerce in the State or whose purpose is the promotion of the health, welfare and safety of the citizens of the State; or (iii) similar corporations or enterprises, thereby maintaining and increasing employment opportunities, and furthering the welfare of the residents of the City of Shelbyville and of the State;

                      (d) That in order to finance the costs of the Project, the Issuer is entering into the Loan Documents;

                      (e) That to the Issuer's knowledge, the Project, as designed, complies with all presently applicable building and zoning ordinances;

                      (f) That the Issuer will not pledge the rentals and other amounts derived from the Project other than to secure the Loan and will not mortgage or encumber the Project;

                      (g) That nothing in this Lease shall be construed to require Issuer to operate the Project other than as lessor; and

                      (h) That all requirements of the Act have been complied with.

                  Section 2.2. Representations. Warranties. and Covenants of the Company. The company hereby represents, warrants, and covenants as follows as the basis for the undertaking on its part herein contained:

                      (a) That the Company: (i) is a partnership duly organized and validly existing under the laws of the State; (ii) has the power and authority to enter into this Lease; and (iii) has duly authorized the execution, delivery, and performance of this Lease; and

                      (b) That the execution and delivery of this Lease and the Facility Loan Documents will be valid and binding on the Company and that neither the execution nor delivery of the foregoing documents, nor the consummation of the transactions contemplated thereby, nor the fulfillment of or compliance with the terms and conditions hereof or thereof, will conflict with or result in a breach of any of the terms, conditions, or provisions of any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default hereunder or under any of the foregoing, or result in the creation or imposition of any Lien upon any Property of the Company under the terms of any instrument or agreement, other than the respective Liens, if any, under the Loan Documents and under this Lease; and

                      (c) That throughout the Term, the Company will not take, permit to be taken, fail to take, or permit to fail to be taken, any action which would cause the Project not to constitute a "project" within the meaning of the Act; and

                      (d) That the financing by the Issuer of the costs of acquiring the Project will induce and cause the Company to provide said Project; and

                      (e) That all of the proceeds of the Facility Loan will be used for the payment of the Costs of the Project; and

                      (f) That to the knowledge of the Company, the execution, delivery and performance in accordance with the respective terms of this Lease, the Loan Documents and any other documents executed and delivered in connection with this transaction do not and will not (i) violate any applicable law or (ii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which Company is a party or by which Company or any of the Company's properties may be bound; and

                      (g) That there is no action, suit, proceeding or, to the Company's knowledge, any inquiry or investigation at law or in equity or before or by any public board or body pending or, to the Company's knowledge, threatened against or affecting the Company or the Company's property, wherein an unfavorable decision, ruling or finding would have a material, adverse effect on the validity or enforceability of the Loan, this Lease, or the Loan Documents, which has not been previously disclosed.

                               (END OF ARTICLE II)

                                   ARTICLE III

                              DEMISING CLAUSE; TERM

                  Section 3.1. Demise of Facility. The Issuer demises and leases to the Company, and the Company leases from the Issuer, the Facility, subject only to permitted encumbrances, in accordance with the provisions of this Lease, to have and to hold for the Term.

                  Section 3.2. Lease Term. The Term of this Lease shall commence as of the date hereof and shall terminate January 1, 2004, unless earlier terminated pursuant to the provisions of Article XI hereof; PROVIDED, HOWEVER, that in no event shall this Lease be terminated (except pursuant to Section 10.2(a)(4) hereof), but the Term hereof shall continue on a month-to-month basis, until: (a) the principal of the Loan and the interest thereon, shall have been paid in full or provisions made for such payment; (b) all liabilities, reasonable costs, and reasonable expenses of the Issuer, including those of its legal counsel, incurred pursuant to, or in connection with, this Lease shall have been fully paid and discharged to the satisfaction of the Issuer; and, (c) all other liabilities, costs, and expenses which the Company herein assumes or agrees to pay shall have been fully paid or satisfactory provision made therefor.

                              (END OF ARTICLE III)

                                   ARTICLE IV

                           ACQUISITION OF THE FACILITY


                  Section 4.1. Assumption of Bank Loan and Issuance of Series A Note. In order to provide funds for the purpose of financing the cost of acquiring the Facility, the Issuer has assumed the Bank Loan. without recourse, pursuant to the Assumption Agreement, has issued the Series A Note, and has entered into the other applicable Loan Documents. The Issuer and the Company agree that the proceeds of the Bank Loan and Facility Loan shall be used to pay for Costs of the Project. It is agreed and understood that throughout the Term, the Facility shall be owned by the Issuer, and leased to the Company pursuant to this Lease.

                  Section 4.2. Costs of the Project. The proceeds of the Bank Loan and the Facility Loan shall be drawn by the Company on behalf of the Issuer to pay for Costs of the Project. For purposes of this Lease. "Costs of the Project" shall consist of all costs of acquiring, improving, and installing the Facility as the same may be available therefor and financed pursuant to the Bank Loan Documents and the Facility Loan Documents, including, without limitation:

                           (i) all costs of acquiring the Land and the Building,
                  including architectural, engineering, development, consulting, marketing and supervisory services with respect to acquisition of the Facility under the Act, and capitalized interest heretofore accrued or paid in connection with the temporary financing of all or any part of the costs of any of the foregoing;

                           (ii) all fees, taxes, charges, and other expenses for
                  recording or filing, as the case may be, the instrument or instruments conveying the Land and the improvements, if any, thereon to the Company, and reconveying the Land and the improvements thereon from the Company to the Issuer, this Lease, the Desa Lease, the Bank Loan Documents, the Facility Loan Documents or any additional documents, instruments or agreements relating thereto or to the Bank Loan, the Facility Loan or this Lease;

                           (iii) all costs of entering into the Bank Loan and the Facility Loan, including, but not limited to, all legal, accounting, feasibility study, financial advisory, legal investment, and any other fees, discounts, costs, and expenses incurred in connection with the preparation, reproduction. authorization, execution, and delivery of the Bank Loan and the Facility Loan, the Bank Loan Documents, the Facility Loan Documents, this Lease, and any and all additional documents, instruments or agreements related thereto, and the payment of any premium for title insurance;

                           (iv) reimbursement to the Company for any of the above enumerated items of cost or expense paid by it.

Nothing contained in this Lease, or in any related documents, shall impose upon the Issuer to see to the proper application of the proceeds of the Loan or any disbursement thereof.

                  Section 4 3. Company Required to Pay Project Costs in Event Loan Insufficient. If the moneys in the Bank Loan and the Facility Loan available for payment of the Costs of the Project should not be sufficient to pay the costs thereof in full, the Company agrees to complete the Facility and to pay all that portion of the cost of the Project as may be in excess of the moneys available therefor in the Loan. The Issuer does not make any warranty, either express or implied, that the moneys under the Bank Loan and the Facility Loan and which, under the provisions of this Lease, will be available for payment of the Costs of the Project, will be sufficient to pay all costs which will be incurred in that connection. The Company agrees that, if after exhaustion of the moneys in the Bank Loan and the Facility Loan, the Company should pay any portion of the Costs of the Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Issuer, nor shall it be entitled to any diminution in or postponement of the payments required to be made hereunder.

                  Section 4.4. Payment of Expenses of Loan. The Company agrees to be liable and pay for recording expenses, legal fees, printing expenses and other fees and expenses incurred or to be incurred by or on behalf of the Issuer in connection with or as an incident to the Bank Loan and the Facility Loan or the Bank Loan Documents or the Facility Loan Documents.

                  Section 4.5. Other Amounts Payable by the Company. The Company agrees to pay all costs and expenses (including attorney's fees), not otherwise paid under the terms of this Lease reasonably incurred by the Issuer in connection with, or as a direct or indirect result of, or in connection with the administration or enforcement of, and compliance with, this Lease and the Bank Loan or the Facility Loan, or otherwise in regard to the Facility. The Company may, however, without creating a default hereunder, contest in good faith the necessity, and the reasonableness of, any costs, expenses, fees, amounts, liabilities and obligations referred to in this Section 4.5 and in Section 8.2 hereof.

                  Section 4.6. Bank Priority. It is agreed and understood that the terms, conditions, provisions, liens and security interests set forth or granted in the Bank Loan Documents are and shall continue to be secured by the Facility with priority over those set forth or granted herein, in the Facility Loan Documents or in the Equipment Loan Documents, as applicable. In the event of any conflict or inconsistency between the terms and provisions of the Bank Loan Documents, this Lease or the Facility Loan Documents, the terms and provisions of the Bank Loan Documents shall control and prevail.

                               (END OF ARTICLE IV)

                                    ARTICLE V

                          RENTAL PROVISIONS; PREPAYMENT


                  Section 5.1. Quiet Enjoyment. The Issuer hereby covenants and agrees that it will not take any action, other than pursuant to Section 8.4 or
Article X of this Lease, to prevent the Company or Desa from having quiet and peaceable possession and enjoyment of the Project during the Term and will, at the request of the Company or Desa, and at the requesting person's cost, to the extent that it may lawfully do so, join in any legal action in which the Company or Desa asserts its right to such possession and enjoyment.

                  Section 5.2. Rental Payments; Basic Rental Payments; and Additional Rental Payments. The Company covenants and agrees to pay, or cause to be paid, as and for rental and for use of the Project, throughout the Term, the Basic Rental Payments and the Additional Rental Payments as provided in this Section, in funds which constitute lawful monies of the United States of America for the payment of public and private debts, as at the time of payment.

                      (a) Basic Rental Payments. The Company shall, throughout the Term, pay, or cause to be paid, as Basic Rental Payments, the following amounts:

                           (1) On or prior to any  installment  payment date for
                  the Bank Loan under the Bank Note, until the principal of, and interest on the Bank Loan shall have been fully paid, a sum which will enable the Issuer to pay the amount payable on such date as principal of (where at maturity, or upon acceleration or otherwise), and interest upon the Bank Note as provided in the Bank Loan Documents.

                           (2) On or prior to any  installment  payment date for
                  the Facility Loan under the Series A Note, until the principal of, and interest on the Facility Loan shall have been fully paid, a sum which will enable the Issuer to pay the amount payable on such date as principal of (whether at maturity, or upon acceleration or otherwise), and interest upon the Series A Note as provided in the Facility Loan Documents.

                      (b) Additional Rental Payments. The Company shall from time to time pay, as Additional Rental Payments, within thirty (30) days of receipt of written demand therefor from the person entitled to payment thereof, an amount sufficient to pay the following costs and expenses to the extent such costs and expenses are not paid from the proceeds of the Baulk Loan or the Facility Loan:

                           (1) The fees and other costs incurred for services of
                  such engineers, architects, attorneys, and independent accountants as are employed to make examinations, opinions, and reports required under, or contemplated by, this Lease;

                           (2) The fees and  other  costs,  not  otherwise  paid
                  under this Lease, incurred by the Issuer by reason of its leasing of the Project or in connection with its administration and enforcement of, and compliance with, this Lease, or otherwise in connection with the Project; and,

                           (3)  All  amounts   advanced  by  the  Issuer   under
                  authority of this Lease or otherwise and which the Company is obligated to repay.

                  The Issuer hereby directs the Company to make the Basic Rental Payments (i) under subsection (a)(1) to the Bank for payment of the Bank Loan, and such payments shall be made in a timely manner so that the Issuer can comply with the provisions of the Bank Loan Documents, and (ii) under subsection (a)(2) to the Lender for payment of the Facility Loan, and such payments shall be made in a timely manner so that the Issuer can comply with the provisions of the Facility Loan Documents.

                  Payments of Additional Rental Payments shall be made by the Company directly to the persons entitled to such payment.

                  In the event the Company shall fail to make any payment required by this Section, the payment so in default shall continue as an obligation hereunder of the Company until the amount in default shall have been fully paid, and the Company shall pay, or cause to be paid, the same with interest thereon from the date of default until so paid at a rate per annum equal to twelve percent (12%) or the maximum rate of interest allowable by applicable law, whichever is less.

                  The Company shall make the payments required by this Section without any further notice thereof except as may be specifically required by this Section.

                  Section 5.3. Credits Toward Basic Rental Payments. The following amounts shall be credited (to the extent, if any, which such amounts shall not have previously been the basis for such a credit) in the manner specified, against the Basic Rental Payments, and such Basic Rental Payments shall accordingly be reduced to the extent of any such credits:

                      (a) Any amounts paid as a prepayment of Basic Rental Payments pursuant to Section 5.5 hereof;

                      (b) Any other amounts paid to Bank or the Lender as a prepayment of Basic Rental Payments, the Bank Loan or the Facility Loan pursuant to any provisions hereof or the terms thereof, including, but not necessarily limited to, Section 9.4 hereof.

                  Section 5.4. General Obligation; Obligations of Company Unconditional. The Company shall pay to or upon the order of the Issuer, at or before the time when payable by the Issuer, all costs and liabilities incurred by the Issuer in connection with its financing of the Facility, under the Bank Loan Documents or the Facility Loan Documents, or otherwise as a result of the transactions contemplated by this Lease.

                  The obligations of the Company to make the payments required in Section 5.2 hereof, and to perform and observe any and all of the other covenants and agreements on its part contained herein, shall be a general obligation of the Company and shall be absolute and unconditional irrespective of any defense or any rights of set off, recoupment, or counterclaim which the Company otherwise may have against the Issuer. The Company shall not: (a) suspend, discontinue, or abate any payment required by Section 5.2 hereof (except as provided in Section 5.3); (b) fail to observe any of its other covenants or agreements in this Lease, the Bank Loan Documents or the Facility Loan Documents; or, (c) except as provided in Article XI hereof, terminate this Lease for any cause whatsoever, including, without limiting the generality of the foregoing, failure to complete the Project; failure of Desa to occupy or to use the Project as contemplated in this Lease or otherwise; any change or delay in the time of availability of the Project; any defect in the title, design, operation, merchantability, fitness, or condition of the Project or in the suitability of the Project for the purposes or needs of Desa; failure of consideration; eviction or constructive eviction; destruction of or damage to the Project; commercial frustration of purpose; the taking by Condemnation of title to or the use of all or any part of the Project; any change in the taxation or other laws of the United States of America or of the State or any political subdivision of either; any declaration or finding that any portion of this Lease is invalid or unenforceable; and, any failure of the Issuer, Bank, Desa or the Lender to perform and observe any agreement, whether express or implied, or any duty, liability, or obligation arising out of or in connection with this Lease or otherwise.

                  Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part contained in this Lease, and in the event the Issuer should fail to perform any such agreement on its part, the Company may institute such action against the Issuer, as the Company may deem necessary to compel performance; provided, however, that anything contained herein to the contrary notwithstanding, no such action shall: (a) violate the agreements on the part of the Company contained in the second paragraph of this Section; (b) diminish the amounts required to be paid by the Company pursuant to any provision of this Lease; or (c) seek to impose or impose any pecuniary liability on the Issuer payable from any source other than as provided in the Loan Documents, or any personal or pecuniary liability on any officer or director of the Issuer. The Company may, at its own cost and expense, and in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any action involving third persons which the Company deems reasonably necessary in order to secure or protect its right to possession, occupancy, and use of the Project, and in such event the Issuer shall, provided the Company shall pay, or cause to be paid, all costs (including attorneys' fees) reasonably incurred by the Issuer in connection therewith as such costs accrue, cooperate fully with the Company.

                  Section 5.5. Prepayment of Rental Payments. (a) Basic Rental payments under Section 5.4(a)(1) may be prepaid in full or in part as permitted, but only as permitted under the Bank Loan Documents or with Bank's consent in its sole discretion, and Basic Rental Payments under Section 5.4(a)(2) may be prepaid in full or in part at any time without premium or penalty.

                      (b) The amount necessary to prepay the Rental Payments in full, or to provide for such full prepayment, shall be determined in accordance with the provisions of Section 11.6 of this Lease.

                  Section 5.6. Rights and Obligations of Company Upon Full Prepayment of Rental Payments. In the event the Rental Payments shall have been prepaid in full, the Company shall have the option to purchase the Project in accordance with the provisions of Section 11.3 hereof. If such option is not exercised, then (i) this Lease shall continue in accordance with its terms, and
(ii) the Company shall have no further obligation to pay Basic Rental Payments during such paid up period of the Term hereof.

                               (END OF ARTICLE V)

                                   ARTICLE VI

                MAINTENANCE, MODIFICATIONS, TAXES, AND INSURANCE

                  Section 6.1. Maintenance of the Facility. Throughout the Term, the Company shall, at its own expense, keep and maintain the Facility, or cause the Facility to be kept and maintained, in good condition, repair, and working order (ordinary wear and tear excepted), making, or causing to be made, all repairs and replacements thereto (whether ordinary or extraordinary, structural or nonstructural, or foreseen or unforeseen), and operate the Facility, or cause the Facility to be operated, as deemed necessary and proper by the Company.

                  Section 6.2. Modification of the Facility. (a) The Company, at its own cost and expense, may make such additions, renewals, replacements, or improvements to or alterations of the Project, or may construct or place on the Facility, such additional or renewal or replacement facilities, furnishings, or equipment, as the Company may deem desirable to attain the purposes herein contemplated, provided that such additions, renewals, replacements, improvements, alterations, facilities, furnishings, or equipment shall not impair the fair market value, structural soundness, or usefulness of the Facility.

                      (b) At the request of the Company or Desa, the Issuer shall join in any application for such municipal and other governmental permits and authorizations as the Company may deem necessary or advisable in connection with any such construction, acquisition or installation, provided that the Company or Desa shall indemnify and hold the Issuer harmless, or cause the Issuer to be indemnified and held harmless, against and from all costs and expenses, including attorneys' fees, which may be incurred by the Issuer in connection with any such joinder or application.

                  Section 6.3. Improvements as Part of the Facility. All buildings, structures, improvements, fixtures, accessions and other Property which shall be constructed, placed, or installed in or upon the Facility as a substitute for, or in renewal or replacement of, any buildings, structures, improvements, fixtures, accessions, or other Property constituting part of the Facility, shall become a part of the Facility; provided, however, that the Company does not warrant, covenant or represent that such additions would become a part of the Facility.

                  Section 6.4. Taxes, Assessments, and Utility Charges. (a) The Company shall pay, or cause to be paid, as the same shall respectively become due: (i) all taxes, in lieu of tax payments, regulatory fees, and governmental charges of any kind whatsoever, including ad valorem taxes, that may at any time be lawfully assessed or levied against or with respect to the Facility and/or any furnishings, equipment, or other Property installed or brought by the Company or any other person, therein or thereon, excluding, however, any taxes levied upon or with respect to the income or revenues of the Issuer from the Facility; (ii) all utility or other charges, including "service charges," incurred or imposed for the operation, maintenance, use, occupancy, upkeep, and improvement of the Facility; and, (iii) all assessments and charges of any kind whatsoever lawfully made by any governmental body for public improvements which are in respect of the Facility or any part thereof. It is acknowledged and agreed, however, that the Issuer and the Company do not expect or intend that any ad valorem taxes will be assessed against the Facility during the Term.

                      (b) The Company or any other person may, in good faith and at its own expense, contest any such taxes, in lieu of tax payments, assessments, and other charges, after giving notice of its intention to do so to the Issuer. In the event of any such contest, the Company or such other person, as applicable, may permit the taxes, assessments, or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, unless the Issuer shall notify the Company or such other person, as applicable, that by nonpayment of any such items the Facility, or any part thereof, may be imminently subject to loss or forfeiture, in which event such taxes, assessments, or charges shall be paid promptly or secured by posting a bond in form and substance satisfactory to the Issuer. The Issuer shall, if requested by the Company or such other person, as applicable, and provided that the Issuer shall be indemnified and held harmless against and from all costs and expenses (including attorneys' fees) which may be reasonably incurred by the Issuer in connection therewith, cooperate fully with the Company or such other person, as applicable, in any such contest.

                  Section 6.5. Insurance Required. (a) At all times throughout the Term, the Company shall maintain insurance against such risks and for such amounts as are customarily insured against by businesses of like size and type, paying, as the same become due and payable, all premiums in respect thereto, including but not necessarily limited to:

                           (i) fire  insurance  with Uniform  Standard  Extended
                  Coverage Endorsements or equivalent coverage obtainable through Federal or State programs, and vandalism and malicious mischief insurance, as may be approved for issuance in the State, at all times in an amount equal to not less than 80% of the replacement cost of the Building, exclusive of excavations and foundations with respect to the Building;

                           (ii) comprehensive general public liability insurance, insuring against all claims for personal injury or death on an occurrence basis in an amount not less than $1,000,000 per occurrence and $1,000,000 per person, and against all claims for property damage on an occurrence basis in an amount not less than $500,000 per occurrence; and

                           (iii) workers' compensation coverage and any other type of insurance required by the laws of the State.

                      Any of the insurance required above may provide deductible provisions in amounts not exceeding that in similar policies carried by businesses of a size and character similar to the Company, but in no event to exceed $10,000, if reasonably obtainable, and the Company shall be a self-insurer to the extent of the amount of the deductible obtained.

                      (b) The Net Proceeds of the insurance carried pursuant to the provisions of this Section shall be paid and applied as provided by Section
6.7 hereof.

                  Section 6.6. Insurers and Policies. (a) Each insurance policy required by Section 6.5 hereof: (1) shall be issued by a financially responsible insurer (or insurers) of recognized standing, legally authorized to provide the respective insurance in the State; and (2) shall prohibit cancellation or modification by the insurer without at least thirty (30) days prior written notice to the Issuer, Desa and the Company. Before the expiration of any such policy, the Company shall furnish the Issuer and Desa evidence satisfactory to the Issuer and Desa, that such policy has been renewed or replaced, or is no longer required by this Lease. Without limiting the generality of the foregoing, all insurance policies carried pursuant to Section 6.5 hereof shall name the Company, Desa and the Issuer as parties insured thereunder as the respective interest of each of such parties may appear, and each policy shall provide that losses thereunder shall be adjusted by the Company, with the concurrence of Desa, with the insurer on behalf of the insured parties.

                      (b) All such policies of insurance, or certificates (acceptable to the Issuer and Desa) of the insurers, or of an agent or agents of the insurers, that such insurance is in force and effect, shall be deposited with the Bank.

                  Section 6.7. Application of Net Proceeds of Insurance. The Net Proceeds of the insurance carried pursuant to the provisions of Section 6.5 hereof shall be applied as follows:

                      (a) The Net Proceeds of the insurance carried pursuant to Sections 6.5(a)(i) hereof shall be applied as provided in Section 7.1 hereof; and

                      (b) The Net Proceeds of the insurance carried pursuant to Sections 6.5(a)(ii) and 6.5(a)(iii) hereof shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

                  Section 6.8. Advances by Issuer. (a) In the event the Company shall fail to pay, or fail to cause to be paid, any tax, assessment, or governmental charge required to be paid by the provisions of Section 6.4 hereof, prior to the date upon which such tax, assessment or charge would become delinquent, or maintain, or cause to be maintained, the full insurance coverage required by the provisions of Section 6.5 hereof, the Issuer, with not less than ten (10) days' prior written notice to the Company and Desa, may (but shall be under no obligation to) pay such tax, assessment, or governmental charge or obtain or maintain the required policy of insurance, and pay the premium or premiums on the same.

                      (b) In the event that the Company or any other person shall permit any unsafe or dangerous condition to exist in the Project, the Issuer may (but shall be under no obligation to) notify the Company and Desa in writing of such condition, and if the Company or Desa shall fail to correct such condition, or cause such condition to be corrected, within (30) days after receipt of such notice, may (but shall be under no obligation to) make the required correction, improvement, or repair.

                      (c) All amounts so advanced by any person pursuant to subsections (a) or (b) of this Section shall be promptly reimbursed by the Company to the person making the advance, together with interest thereon from the date of such advance to the date of reimbursement at a rate per annum equal to twelve percent (12%) or the maximum rate of interest allowable by applicable law, whichever is less.

                  Section 6.9. Obligation of Company to Maintain Insurance Regardless of Approval. No acceptance or approval of any insurance policy by the Issuer shall relieve or release the Company from any liability, duty, or obligation under the provisions of this Lease.

                               (END OF ARTICLE VI)

                                   ARTICLE VII

                     DAMAGE, DESTRUCTION, CONDEMNATION, ETC.

                  Section 7.1. Damage or Destruction. (a) Subject to the Bank Loan Documents, in the event the Facility shall be damaged or destroyed (in whole or in part) at any time during the Term:

                           (i) the Company shall  promptly  give, or cause to be
                  given, written notice of such damage or destruction to the Issuer, the Bank and Desa;

                           (ii) any Net  Proceeds of  insurance  resulting  from
                  damage to or destruction of the Facility shall be applied by the Company, at the option of Desa, to the prepayment of all or any portion of Rental Payments and/or to the repair or replacement of the Facility;

                           (iii) so long as there shall be outstanding any indebtedness evidenced by the Loan, the Company shall, if and to the extent required by the Lender, promptly replace, repair, or restore the Facility to such condition, value, and utility to allow the Facility to operate as it was designed to operate prior to such damage or destruction, with such changes, alterations, and modifications (including the substitution and addition of other Property), as may be then approved by the Bank, Lender, Equipment Lender and Desa.

                  In the event such Net Proceeds of insurance, or the portion thereof, if any, are insufficient to pay in full the costs of such replacement, repair, rebuilding or restoration, the Company shall be obligated to complete such replacement, repair, or restoration, paying from its own monies that portion of the costs thereof in excess of such Net Proceeds of insurance.

                  All such replacements, repairs, or restoration of the Facility made pursuant to this Section, whether or not requiring the expenditure of monies of the Company, shall automatically become a part of the Facility the same as if specifically described herein.

                      (b) If the Loan, including the interest payable thereon, and all sums payable pursuant to Section 5.2(b) hereof, have been fully paid, or provision therefor has been made, all such Net Proceeds of insurance shall be paid as provided in the Equipment Lease or the Desa Lease, or if no provision with respect thereto is made, such Net Proceeds shall be paid to the Company.

                      (c) The Company shall be entitled to any insurance proceeds or portion thereof made for damage to or destruction of any Property which, at the time of such damage or destruction, is not part of the Project.

                  Section 7.2. Condemnation. (a) In the event all or any part of the title to, or the use of, the Facility shall be taken by Condemnation during the Term:

                           (i) the Company shall  promptly  give, or cause to be
                  given, written notice of any Condemnation proceedings of, or affecting, the Facility, or any portion thereof, to the Issuer, Bank, Desa, Lender and the Equipment Lender;

                           (ii) any Net Proceeds of any Condemnation award shall
                  be applied by the Company, at the option of Desa, to the prepayment of any portion of Rental Payments, to the restoration of the Facility, and/or to the acquisition of Substitute Facilities, as such term is hereinafter defined;

                           (iii) so long as there shall be outstanding any indebtedness evidenced by the Loan, the Company shall, to the extent required by Desa, (i) promptly restore the Facility (excluding any land taken by Condemnation) to such condition. value, and utility to allow the Facility to operate as it was designed to operate prior to such Condemnation, with such changes, alterations, and modifications (which do not increase expense, unless Desa pays such additional cost) as may be then required by Desa, or (ii) acquire, by construction or otherwise, facilities (the "Substitute Facilities"), acceptable to Desa, of such nature and value to allow the Facility to operate as it was designed to operate prior to such condemnation, with such changes, alterations, and modifications as may be then required by Desa.

                  In the event that such Net Proceeds are not sufficient to pay in full the costs of such restoration of the Facility or such acquisition of Substitute Facilities, the Company shall be obligated to complete such restoration or acquisition, or to acquire such Substitute Facilities, as applicable, and shall pay from its own monies that portion of the costs thereof in excess of such Net Proceeds of any condemnation award.

                  The restored portions of the Facility, or the Substitute Facilities, whether or not requiring the expenditure of the moneys of the Company or Desa, shall automatically become part of the Facility.

                      (b) If the Loan, including the interest payable thereon, and all sums payable pursuant to Section 5.2(b) hereof, have been fully paid, all such Net Proceeds of any Condemnation award shall be paid as provided in the Equipment Lease or the Desa Lease, or if no provision with respect thereto is made, such Net Proceeds shall be paid to the Company.

                      (c) The Company shall be entitled to the proceeds of any Condemnation award or portion thereof made for damage to, or taking of, any Property which, at the time of such damage or taking, is not part of the Project.

                              (END OF ARTICLE VII)

                                  ARTICLE VIII

                                SPECIAL COVENANTS

                  Section 8.1. No Warranty of Condition or Suitability; Use of Project. The Company acknowledges its full familiarity with the Land and the Building, and it represents that it is solely responsible for the plan under which the Facility will be operated and maintained. The Issuer makes no representations or warranties, either express or implied, as to the condition, title, design, operation, merchantability, or fitness of the Project, or that it is, or will be, suitable for the purposes or needs of the Company or Desa.

                  Section  8.2.  Indemnity  and Hold  Harmless  Provisions.  The
Company  hereby  releases  the  Issuer,  its  members,  agents,  employees,  and consultants from; agrees that the Issuer, its members, agents, employees, and consultants shall not be liable for; and agrees to reimburse and indemnify and hold the Issuer, its members, agents, employees, and consultants harmless from and against, any and all: (a) liability for loss or damage to Property or any injury to or death of any and all persons that may be occasioned by any cause whatsoever pertaining to the Project or arising by reason of or in connection with the acquisition, occupation, or use of said Project; (b) liability arising from, or expense incurred by reason of, the Issuer's leasing of the Project, and all causes of action and attorneys fees and any other expense incurred in defending any suits or actions which may arise as a result of any of the foregoing excluding Issuer's obligations to the Company hereunder; and (c) all costs and expenses of the Issuer or the officers, directors, or employees thereof, incurred as a result of carrying out its obligations under this Lease, the Loan Documents, or any other document herein contemplated; provided, however, that the foregoing shall not apply to the negligence or wanton or willful misconduct of the Issuer, its members, agents, consultants and employees.

                  Section 8.3. Reimbursement of Issuer. Notwithstanding that it is the intention of the parties that the Issuer shall not incur any pecuniary liability by reason of this Lease, or the Loan Documents, or by reason of any actions, documents, statutes, ordinances, or regulations pertaining to the foregoing, the Company shall promptly pay any and all costs and expenses, as such costs and expenses accrue, which may be incurred by, or judgments which may be rendered against, the Issuer, or any of its officers, employees, or agents at any time or times during, or subsequent to the Term: (a) in enforcing any of the terms, covenants, conditions, or provisions of this Lease; (b) in defending any action, suit, or proceeding brought against the Issuer, or any of its respective officers, employees, or agents as a result of the violation of, or failure to comply with, any present or future Federal, State, or municipal law, ordinance, regulation, or order, or as a result of any alleged failure, neglect, misfeasance, or default on the part of the Company, or any of the employees, servants, agents, or independent contractors of any of the foregoing in connection with, arising from, or growing out of, this Lease or in connection with the Loan, the Loan Documents, or the Project, or any operations conducted in, or any use or occupancy of, said Project, or any action pertaining to, or connected with, any of the foregoing.

                  Section 8.4. Right of Access to the Project. The Issuer and its duly authorized agents shall have the right at all reasonable times to enter upon, and to examine and inspect, the Project. In addition, the Issuer and its duly authorized agents shall have such rights of access to the Project as may be reasonably necessary for the proper maintenance and repair of the project in the event of any failure by the Company to perform its obligations hereunder.

                  Section 8.5. Project as a Public Facility. The Company shall, during the Term, admit, or cause to be admitted, persons; employ, or cause to be employed, persons at, and render, or cause to be rendered, services at, the Project without discrimination as to race, religion, creed, color, sex, age, or national origin.

                  Section 8.6. Compliance with Orders. Ordinances. Etc. (a) The Company shall throughout the Term, without expense to the Issuer, promptly comply, or promptly cause compliance, with all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions, contract provisions, and requirements of all Federal, State, county, municipal, and other governments, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials, and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Project, or any part thereof, or to any of the streets, roads, passageways, sidewalks, curbs, gutters adjoining the Project, or any part thereof, or to any use, manner of use, or condition of the Project, or any part thereof.

                      (b) Notwithstanding the provisions of subsection (a) of this section, the Company or any other person may, in good faith and at his, her, or its own expense, upon prior written notice to the Issuer, contest the validity or the applicability of any requirement of the nature referred to in subsection (a) of this section. In such event, the Company, or any such person, as applicable, may fail to comply with the requirement or requirements so contested during the period of such contest, and any appeal therefrom, unless the Issuer or the Trustee shall notify the Company and Desa, or any such person, as applicable, that by failure to comply with such requirement or requirements, the Project, or any part thereof, may be imminently subject to loss or forfeiture, in which event the Company or Desa shall promptly take such action with respect thereto as shall be satisfactory to the Issuer. The Issuer shall, if requested by the Company, Desa or such other person, as applicable, and provided that the Issuer shall be indemnified and held harmless against and from all costs and expenses (including attorneys' fees) which may be reasonably incurred by the Issuer in connection therewith, cooperate fully with the Company, Desa or such other person, as applicable, in any such contest.

                  Section 8.7. Discharge of Liens and Encumbrances. (a) The Company shall not permit or create, or suffer to be permitted or created, any Lien, except for Permitted Encumbrances, upon the Facility or any part thereof, by reason of any labor, materials, or services rendered or supplied, or claimed to be rendered or supplied, with respect to the Facility, or any part thereof. The Company shall immediately give notice to the Issuer and Desa of the filing or assertion of any such Lien of which it has knowledge, and shall, within thirty (30) days after receipt of actual or constructive notice of the filing or assertion of any such Lien, satisfy the Lien or cause it to be discharged of record or otherwise prevent the enforcement thereby by payment, deposit, filing the requisite bond, or taking such other action as shall be reasonably satisfactory to the Issuer.

                      (b) Notwithstanding the provisions of subsection (a) of this section, the Company, Desa or any other person, may, in good faith and at his, her, or its own expense, upon prior written notice to the Issuer, contest any such Lien. In such event, the Company, Desa or any such person, as applicable, may permit the Lien or encumbrance so contested to remain undischarged and unsatisfied during the period of such contest, and any appeal therefrom, unless the Issuer shall notify the Company and Desa, or any such persons, as applicable, that by nonpayment of such Lien or encumbrance the Project, or any part thereof, may be imminently subject to loss or forfeiture, in which event, the Company or Desa shall promptly secure payment of such unpaid Lien or encumbrance by filing, or causing to be filed, the requisite bond, in form and substance satisfactory to the Issuer. The Issuer shall, if requested by the Company, Desa or such other person, as applicable, and provided that the Issuer shall be indemnified and held harmless against and from all costs and expenses (including attorneys' fees) which may be reasonably incurred by the Issuer in connection therewith, cooperate fully with the Company, Desa or such other persons, as applicable, in any such contest.

                  Section 8.8. Restriction Against Certain Religious Activities. The Company hereby covenants that, for such period as may be required by law, no part of the Project shall be used for sectarian instruction, or as a place of religious worship, or in connection with any part of a program of a school or department of divinity of any religious denomination.

                  If at any time the applicable law would permit the Project to be used for a purpose prohibited by this Section, such prohibition shall, to that extent, be of no further force or effect. This covenant shall survive any termination of this Lease.

                  Section 8.9. Further Assurances and Corrective Instruments. The Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project hereby leased or intended so to be or for carrying out the expressed intention of this Lease.

                  Section 8.10. Granting of Easements. The Company may at any time or times, subject to its leasehold interest, grant easements, licenses, rights of way (including the dedication of public highways) and other rights or privileges in the nature of easements with respect to any property or rights included in the Project, or the Company may release existing easements, licenses, rights of way and other rights and privileges with or without consideration, and the Issuer agrees that it shall execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right of way or other grant or privilege upon receipt of: (1) a copy of the instrument of grant or release, and (2) a written application signed by the Authorized Representative of the Company and Desa requesting such instrument and stating (i) that such grant or release is not detrimental to the proper conduct of the business of the Company or Desa, and (ii) that such grant or release will not impair the effective use or interfere with the operation of the Project.

                  Section 8.11. Release of Certain Land. Notwithstanding any other provisions of this Lease, the parties hereto reserve the right, at any time and from time to time, to amend this Lease for the purpose of effecting the release of or removal from this Lease and the leasehold estate created hereby of
(i) any unimproved part of the Land (on which no part of the Building or other building or equipment owned by the Company or Desa and essential to the continued operation of the Project is situated), or (ii) any part of the Land with respect to which the Company proposes to convey fee title or an easement to a railroad, public utility or public body in order that railroad service, utility services or roads may be provided for the Project; provided that if at the time any such amendment is made any of the Loan is outstanding and unpaid such amendment shall not be effective until and unless the Lender, Bank Desa and Equipment Lender have consented thereto in writing.

                              (END OF ARTICLE VIII)

                                   ARTICLE IX

                     ASSIGNMENT: REMOVAL OF EQUIPMENT: ETC.

                  Section 9.1. Assignment and Subleasing. (a) This Lease may be assigned and the Project subleased, as a whole or in part, by the Company without the necessity of obtaining the consent of the Issuer, subject, however, to each of the following conditions: (i) no assignment shall relieve the Company from primary liability for any obligations under this Lease, and in the event of any such assignment, the Company shall continue to remain primarily liable for payment of the amounts specified in this Lease and for performance and absence of the other agreements on its part provided to be performed and observed by the Company to the same extent as though no assignment had been made; (ii) the assignee or sublessee shall assume the obligations of the Company hereunder to the extent of the interest assigned or subleased; (iii) the Company shall, within thirty (30) days after the delivery thereof, furnish or cause to be furnished to the Issuer a true and complete copy of each assignment, assumption of obligation or sublease, as the case may be; and (iv) Desa, Bank, Lender and Equipment Lender shall have consented to such assignment, assumption of obligation or sublease.

                      (b) The Company may contract for the performance by others of operations or services on, or in connection with, the Project, or any part thereof, for any lawful purpose; provided, however, that any such contract shall not be inconsistent with the provisions of this Lease or the Loan Documents and that the Company shall remain fully obligated and responsible under this Lease, to the same extent as if such contract had not been executed.

                  Section 9.2. Consent to Assignment. The Issuer shall assign its rights to receive certain monies under this Lease to the Bank and Lender as security for the payment of the Loan. Such assignment shall in no way diminish or impair the obligations, if any, of the Issuer under this Lease and shall be subject and subordinate to this Lease. The Company hereby agrees and consents to such assignment by the Issuer, and further agrees and consents to all terms, provisions, and conditions of the Assumption Agreement and the Assignment of Facility Lease.

                  Section 9.3. Restrictions on Mortgage or Sale of Project by Issuer. The Issuer agrees that, except for any assignment, mortgage or pledge of its interest in the rentals hereunder to Lender pursuant to the Deed of Trust and the Assignment of Lease, it will not mortgage, sell, assign, transfer or convey the Project or any portion thereof during the Term, except as otherwise permitted herein.

                  Section 9.4. Removal of Fixtures. (a) In the event the Company determines from time to time that any item of fixtures or improvements constituting a part of the Facility has become inadequate, obsolete, worn out, unsuitable, undesirable, or unnecessary, the Company may remove such item constituting a part of the Facility, and may sell, trade-in, exchange, or otherwise dispose of the same, as a whole or in part, provided that:

                           (i) Such  removal  will  not  materially  impair  the
                  overall efficiency of the operation of the Project, or adversely affect the structural integrity of the Project; and,

                  (ii) The Company shall either:

                           (A) substitute, or cause to be substituted,  for such
                  removed item (by direct payment of the costs thereof), and install, or cause to be installed, in the Project, other fixtures or related property having equal or greater value and utility in the operation of the Project (but not necessarily having the same function), all of which substituted property shall be free of all Liens, other than Permitted Encumbrances, and shall become a part of the Project; or,

                           (B) not make, or cause to be made, any such substitution and installation, provided that: (i) in the case of the sale of any such removed item (other than to itself), or in the case of the scrap thereof, the Company shall pay, or cause to be paid, to the Bank, or if the Bank Loan is paid, the Lender, the proceeds from such sale of the scrap thereof, as the case may be; or, (ii) in the case of the trade-in of such removed item for other property not to be installed in the Project, the Company shall pay, or cause to be paid, to the Bank, or if the Bank Loan is paid, the Lender, an amount of money equal to the credit received by it in such trade-in; or, (iii) in the case of the sale of any such removed item of fixtures, equipment, or improvements constituting a part of the Project by the Company or in the case of any other disposition thereof, the Company shall pay to the Bank, or if the Bank Loan is paid, the Lender, an amount of money equal to the fair market value thereof at the time of sale or other disposition; and

                           (C) Desa shall have granted its prior written consent
                  (in its sole discretion).

                  Any monies paid to the Bank or the Lender pursuant to the provisions of this Section shall be as a prepayment of the Bank Loan or the Facility Loan, as applicable, and the Company shall receive a credit therefor in accordance with the provisions of Section 5.3 hereof.

                  (b) Notwithstanding any provision of Section 9.4(a) hereof, unless the Loan Documents require otherwise, the Company without being required to make the substitution specified in Section 9.4(a)(2)(A) hereof, or the payment specified in Section 9.4(a)(2)(B) hereof, may remove and sell or otherwise dispose of any item or items of fixtures, or improvements constituting part of the Facility, and without the necessity of notifying the Bank or the Lender (but with the required prior written approval of Desa), provided that the aggregate value of such furnishings, equipment, and improvements so removed does not exceed: (A) Ten Thousand Dollars ($10,000) in any Fiscal Year; and, (B) Fifty Thousand Dollars ($50,000) in all Fiscal Years during the Term. The value of any such furnishings, equipment, or improvements so removed pursuant to this subsection (b) shall not be included in the computations required by Section 9.4(c) hereof.

                  (c) The Issuer shall promptly execute any and all instruments deemed necessary by the Company, in its sole discretion, to fully effectuate the provisions of this Section.

                  Section 9.5. Installation of Desa's Own Machinery. Desa may, from time to time, in its sole discretion and at its own expense, install machinery, equipment and other tangible and movable property in the Project or on the Land. All such machinery, equipment and other tangible and movable property shall remain the sole property of Desa in which the Issuer and the Company shall have no interest.

                  Section 9.6. References to Loan Ineffective After Paid. Upon payment in full of the Bank Loan, the Facility Loan or the Equipment Loan, all references in this Lease to the Bank Loan, the Facility Loan or the Equipment Loan and to Bank, the Lender or Equipment Lender, as applicable, shall be ineffective and the Bank, the Lender or Equipment Lender, as applicable, shall not thereafter have any rights hereunder.

                               (END OF ARTICLE IX)

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

                  Section 10.1. Events of Default Defined. Each of the following shall be an "Event of Default" under this Lease, and the terms "Event of Default" or "Default" shall mean, whenever they are used in such Lease, any one or more of the following events:

                      (a) The failure by the Company to pay, or cause to be paid, when due, the Basic Rental Payments, or any part thereof, specified to be paid under Section 5.2 hereof;

                      (b) The filing by the Company of a voluntary petition in bankruptcy or any petition or other pleading seeking any reorganization, composition, readjustment, liquidation, or similar relief under any present or future law or regulation, or the seeking of or consent to or acquiescence in the appointment of any trustee, receiver, or liquidator of all or any substantial part of its assets or of its interest in the Facility, or the making of a general assignment for the benefit of creditors, or the admission in writing of the inability by the Company to pay its debts generally as the same shall become due;

                      (c) The adjudication of the Company to be bankrupt or insolvent, or the filing of a petition or other pleading against the Company seeking an adjudication of bankruptcy, reorganization, composition, readjustment, liquidation, or similar relief under any present or future law or regulation, which shall remain undismissed or unstayed for an aggregate of sixty
(60) days (whether or not consecutive), or the entry of an order or decree by a court of competent jurisdiction, without the consent or acquiescence of the Company, appointing a trustee in bankruptcy or reorganization or a receiver or liquidator of the Company, of all or any substantial part of its Property, or of the Facility, which order or decree shall continue unvacated or unstayed on appeal or otherwise and in effect for a period of ninety (90) days (whether consecutive or not);

                      (d) The occurrence of a "default" or an "event of default" under any of the Loan Documents;

                      (e) Subject to Section 10.7, the failure by the Company to observe and perform any covenant, condition, or agreement hereunder on its part to be observed or performed [except obligations referred to in paragraphs (a),
(b) or (c) of this Section for which no such notice must be given for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer, unless the Issuer shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer will not unreasonably withhold its consent to an extension of such time if corrective action is instituted by the Company within the applicable period and diligently pursued until the default is corrected.

                  Section 10.2. Remedies on Default. (a) Whenever an Event of Default shall have occurred and be continuing, the Issuer or the Lender may take any one or more of the following remedial steps:

                           (1) Declare,  by written notice to the Company, to be
                  immediately due and payable, whereupon the same shall become due and payable: (i) all unpaid Rental Payments payable pursuant to Section 5.2 hereof in an amount equal to the amount required to pay, or cause to be paid, the Loan; and,
                  (ii) all other payments due or to become due under this Lease;

                           (2) Withhold any or all further performance under this Lease;

                           (3) Re-enter and take possession of the Project without terminating this Lease, and sublease the Project for the account of the Company, holding the

                  Company liable for the difference in the rent and other amounts payable by such sublessee in such subleasing and the Rental Payments and other amounts payable by the Company hereunder;

                           (4) Terminate the Term, exclude the Company from possession of the Project and use its best efforts to lease the Project to another for the account of the Company, holding the Company liable for all Rental Payments and other payments due up to the effective date of such leasing and for the difference in the amounts payable by such new lessee and the amounts payable by the Company under this Lease; and/or

                           (5) Take any other action or proceeding  permitted by
                  the terms of this

                      (a) Whenever any Event of Default shall have occurred and be continuing, the Issuer may take, in addition to the above and the following, whatever action at law or in equity may appear necessary or desirable to collect the Rental Payments then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement, warranty or covenant of the Company under this Lease.

                      (b) Any sums paid to the Issuer (other than for indemnity for costs or other expenses) by reason of any remedy specified in this Section, shall be used to pay all or a portion of the Loan.

                      (c) No action taken pursuant to this Section shall relieve the Company from its obligation to make all payments required under Section 5.2 hereof.

                      (d) Notwithstanding the foregoing provisions of this Section, until final action pursuant to this Section shall have been taken which would preclude such action, the Company may pay all accrued unpaid Rental Payments (exclusive of such Rental Payments accrued solely by virtue of acceleration thereof as provided in Section 10.2(a)(1) hereof), and otherwise fully cure all Events of Default. In such event, this Lease shall be fully reinstated as if an Event of Default had not occurred.

                  Section 10.3. Remedies Cumulative. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Lease, or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required in this Lease.

                  Section 10.4. Agreement to Pay Attorneys' Fees and Expenses. In the event the Company shall default under any of the provisions of this Lease, and the Issuer shall employ attorneys or incur other expenses for the collection of amounts payable hereunder, or the enforcement of performance or observance of any obligations or agreements on the part of the Company herein contained, the Company shall, on demand therefor, pay to the Issuer the reasonable fees of such attorneys and such other expenses so incurred.

                  Section 10.5. Delay or Omission Not a Waiver. No delay or omission of the Issuer to exercise any right or power accruing upon any breach of any covenant or agreement contained herein, or upon the happening of any other Default hereunder, shall impair any such right or power, or shall be construed to be a waiver of any such right or power, or shall be construed to be a waiver of any other Default hereunder, or any acquiescence therein; and every such power, right, or remedy contained herein of the Issuer may be exercised from time to time and as often as may be deemed expedient by the Issuer. Any waiver, permit, consent, or approval of any form or character on the part of the Issuer of any breach of, or default under, this Lease, or any waiver on the part of the Issuer or the Lender of any provision or condition herein, must be in writing and shall be effective only to the extent specifically set forth in such writing.

                  Section 10.6. Interpretation of any Conflicting Provisions. In the event of any conflict between any of the provisions hereof, or between any such provisions and the provisions of the Loan Documents, except to the extent otherwise provided in such document, the provisions of the Loan Documents shall prevail.

                  Section  10.7.  Force  Majeure  Provision.  The  provisions of
Section 10.1(d) are subject to the following limitations: if, by reason of force majeure, the Company is unable in whole or in part to carry out the agreements of the Company on its part herein contained, the Company shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God; strikes; lockouts or other industrial disturbances; acts of public enemies; orders of any kind of any governmental body, including the government of the United States or of the State or any of their departments, agencies, or officials, or any civil or military authority; insurrections; riots; epidemics; landslides, lightning; earthquake; fire; hurricane; storms; floods; washouts; droughts; arrests; restraint of government and people, civil disturbances; explosions, breakage or accident to machinery, transmission pipes, or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of the Company, in each case which has the effect of making it impossible (as distinguished from impracticable for the Company to perform, it being agreed that the settlement of strikes, lockouts, and other industrial disturbances shall be entirely within the discretion of the Company, and the Company shall not be required to make settlement of strikes, lockouts, and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is, in the judgment of the Company, unfavorable to the Company.

                               (END OF ARTICLE X)

                                   ARTICLE XI

                       OPTIONS: PURCHASE OF FACILITY; ETC.

                  Section 11.1. Options to Terminate. The Company shall have, and is hereby granted, the following options to terminate this Lease:

                      (a) At the time of any prepayment of the Rental Payments in whole pursuant to the provisions of Section 5.5 hereof, the Company may terminate this Lease (i) by paying to the appropriate person the amounts required by Section 11.6 hereof, and (ii) by Company giving the Issuer notice in writing of such termination.

                      (b) At any time after full payment of the Loan, the Company may terminate this Lease by giving the Issuer notice in writing of such termination.

                  Section 11 2. Option to Purchase Facility Prior to Payment of the Loan. The Company shall have, and is hereby granted, the option to purchase the Facility prior to the full payment of the Loan at the time of any prepayment of the Rental Payments in whole pursuant to the provisions of Section 5.5 hereof. The purchase price payable by the Company in the event of its purchase pursuant to this Section shall be a sum equal to One Hundred Dollars ($100) plus the amount necessary to prepay the Rental Payments in whole.

                  Section 11.3. Option to Purchase Facility After Payment of the Loan. The Company shall have, and is hereby granted, the further option to purchase the Facility at any time during the Term following full payment of the Loan for a purchase price of One Hundred Dollars ($100). To exercise the option granted in this Section, the Company shall notify the Issuer of its intention so to exercise such option not less than five (5) days nor more than ninety (90) days prior to the proposed date of purchase and shall on the date of purchase pay such purchase price to the Issuer.

                  Section 11.4. [This Section Intentionally Omitted]

                  Section 11.5. Conveyance on Exercise of Option to Purchase Project. At the closing of any purchase pursuant to this Lease, the Issuer shall upon receipt of the purchase price deliver to the Company the following: documents (including, without limitation, a special warranty deed and bill of sale) conveying to the Company good and marketable title to said Property as it then exists, subject to the following: (i) those Liens (if any) to which title to said Property was subject when conveyed to the Issuer; (ii) those Liens created by the Company or to the creation or suffering of which the Company consented; (iii) those Liens resulting from the failure of the Company to perform or observe any of the agreements on its part contained in this Lease; and (iv) Permitted Encumbrances other than the Loan Documents.

                  Section 11.6. Payments Upon. and Conditions For. Early Termination. Termination by the Company of this Lease pursuant to Section 11.1 hereof or the purchase of the Project pursuant to Section 11.2 hereof shall not be effective until the Company shall have made the following payments:

                      (a) To the Bank an amount which will be sufficient to pay the Bank Loan in full;

                      (b) To the Bank, an amount sufficient to pay all unpaid fees and expenses of the Bank under the Bank Loan Documents or otherwise;

                      (c) To the Lender an amount which will be sufficient to pay the Facility Loan in full;

                      (d) To the Lender, an amount sufficient to pay all unpaid fees and expenses of the Lender under the Facility Loan Documents or otherwise;

                      (e) To the Issuer, an amount certified by the Issuer sufficient to pay all unpaid fees and expenses (including attorneys' fees) of the Issuer incurred under this Lease;
and

                      (f) To the appropriate person, an amount sufficient to pay all other fees, expenses, or charges, if any, due and payable or to become due and payable under this Lease, the Bank Loan Documents or the Facility Loan Documents and not otherwise paid or provided for.

                  Section 11.7. Continuation of Certain Provisions. Upon termination of this Lease, the liabilities of the Company under such Lease shall terminate, except that its liabilities and obligations under Sections 8.2 and
8.3 of this Lease, and as otherwise herein expressly provided, shall nevertheless survive.

                               (END OF ARTICLE XI)

                                   ARTICLE XII

                                  MISCELLANEOUS

                  Section 12.1. Certificates and Opinions. Any certificate or opinion made or given by an officer or director of the Issuer may be based (whether or not expressly so stated), insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer or director knows that the certificate or representations with respect to the matter upon which his or her certificate or opinion may be based are erroneous; and, any certificate or opinion made or given by counsel may be based (insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer) upon the certificate or opinion of, or representation by, an officer or director of the Issuer, unless such counsel knows that the certificate or representations with respect to the matters upon which his or her certificate or opinion may be based as aforesaid are erroneous.

                  Section 12.2. Limited Liability of the Issuer. No recourse under or upon any obligation, covenant, agreement or certification contained in the Loan Documents, in the Loan, or in this Lease, or in any other document whatsoever, or under any judgment obtained against the Issuer, or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, under or independent of the Loan Documents, this Lease or any other document, shall be had against any incorporator, member, director or officer, as such, past, present or future, of the Issuer, either directly or through the Issuer or any receiver thereof, or for the payment of any other sum or for the performance of any obligation under the Loan Documents, this Lease, or any other document or certification. Any and all personal liability of every nature, whether at common law or in equity, or by statute or by constitution or otherwise, of any such incorporator, member, director or officer, as such, to respond by reason of any act or omission on his part or otherwise, for the payment for or to the Issuer or any receiver thereof, of any sum that may remain due and unpaid upon the Loan, is hereby expressly waived and released as a condition of and consideration for the execution of the Loan Documents and this Lease.

                  Section 12.3. Notices. All notices, certificates, and other communications hereunder shall be in writing, and shall be sufficiently given and shall be deemed given when delivered and, if delivered by mail, shall be sent by registered mail or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  To the Issuer:

                  The Industrial Development Board
                  of the City of Shelbyville, Tennessee
                  c/o John C. Shofner, Esq.
                  Bomar, Shofner, Irion & Rambo
                  104 Depot Street
                  Shelbyville, TN 37160-0129

                  To the Company:

                  Shelbyville Industrial Spec Building - WRS - Partnership c/o Sain Construction Company
                  713 Vincent
                  Manchester, Tennessee 37355

                  To the Bank:

                  Trans Financial Bank of Tennessee, F.S.B.
                  308 North Jackson
                  P.O. Box 1090
                  Tullahoma, Tennessee 37388-1090

                  To the Equipment Lender:

                  Desa International, Inc.
                  2701 Industrial Drive
                  P.O. Box 90004
                  Bowling Green, Delaware 42102-9004

                  To Desa:

                  Desa International, Inc.
                  2701 Industrial Drive
                  P.O. Box 90004
                  Bowling Green, Delaware 42102-9004


                  Section 12.4. Binding Effect. This Lease shall inure to the benefit of and shall be binding upon the Issuer, the Company, and the respective heirs, executors, successors, administrators, and assigns of the foregoing.

                  Section 12.5. Severability. In the event any provision of this Lease shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  Section 12.6. Limitation of Rights. Except as otherwise expressly provided herein, nothing in this Lease, express or implied, shall be construed to confer upon any person, other than the Issuer, the Company, the Bank, Desa, the Equipment Lender and the Lender, any right, remedy or claim, legal or equitable, under or by reason of this Lease or any provisions hereof.

                  Section 12.7. Execution of Counterparts. This Lease may be executed in several counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.

                  Section 12.8. Applicable Law. This Lease has been executed and delivered in the State of Tennessee. It is intended that such Lease shall be construed and governed exclusively by the applicable laws of the State of Tennessee and the United States of America.

                  Section 12.9. Table of Contents and Section Headings Not Controlling. The Table of Contents and the headings of the several Sections in this Lease have been prepared for convenience of reference only and shall not control, affect the meaning, or be taken as an interpretation of any provision of this Lease.

                   Section 12.10. No Liability of the City of Shelbyville. Tennessee. The City of Shelbyville, Tennessee, shall not in any event be liable for the payment of the principal of, or interest on, the Loan, or for the performance of any pledge, mortgage, obligation or agreement of any kind whatsoever herein contained by or of the Issuer and neither the Loan Documents nor any of the Issuer's agreements or obligations herein or otherwise shall be construed to constitute an indebtedness of the City of Shelbyville, Tennessee within the meaning of any constitutional or statutory provision whatsoever.

                   Section 12.11. Net Lease. This Lease shall be deemed and consumed to be a "net lease," and the Company shall pay absolutely net during the Term the rent and all other payments required hereunder, free of any deductions, and without abatement, deduction or set off, other than those herein expressly provided.

                   Section 12.12. Not Partners. Nothing contained herein or in any other document shall be deemed to render Issuer, Bank, Lender, Equipment Lender, Desa or Company partners or venturers for any purpose.

                              (END OF ARTICLE XII)

          IN WITNESS WHEREOF, the Issuer has caused this Lease to be executed in its corporate name, its official seal to be hereunto affixed and attested by its duly authorized officer, and the Company has caused this Lease to be executed in its name and behalf by its authorized officer, all as of the date first above written.



                                            SHELBYVILLE INDUSTRIAL SPEC BUILDING
                                            - WRS - PARTNERSHIP

                                            By: /s/ W. R. Sain
                                            Title: Managing General Partner

STATE OF TENNESSEE

COUNTY OF


         Personally appeared before me, W. R. Sain. Notary Public, and ______________ and with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that they executed the foregoing instrument for the purposes therein contained and who further acknowledged that they are Chairman and Secretary, respectively, of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF SHELBYVILLE, TENNESSEE, a public, nonprofit corporation organized and existing under the laws of the State of Tennessee, the within named bargainer and that they are authorized to execute this instrument on behalf of said corporation.

         WITNESS my hand, at office, this ___ day of December, 1994.

                                               /s/ David A. Rudder
                                               Notary Public

                                               My Commission Expires:

                                    EXHIBIT A

                   Land  in  the  7th  Civil   District   of   Bedford   County,
Shelbyville, Tennessee, more particularly described as follows:

                   Beginning at a metal pin in fence on the west margin of Stanley Boulevard at the southwest corner of the Claude Eady property and the southeast corner of the herein described tract and running thence with the west margin of Stanley Boulevard thence S 54(degree)58'W 36.20 feet to its point of intersection with the north margin of Eagle Boulevard, thence with the north margin of Eagle Boulevard N 73(degree)38'W 173.76 feet to a point, thence N 77(degree)13'W 255.00 feet to a metal pin, the southwest comer of the herein described tract; thence leaving the margin N 10(degree)43'E 724.25 feet to a metal pin in fence, the northwest corner of the herein described tract; thence S 84(degree)32'E 165.70 feet to an 18 inch white oak in fence; thence S 85(degree)l9'E 196.57 feet to a metal pin at a cedar snag at fence corner, the northwest corner of the said Eady property and the northeast comer of the herein described tract; thence with Eady's west line S 03(degree)09'W 134.10 feet to a point in fence; thence S 03(degree)54'W 631.95 feet to the point of beginning, containing 7.06 acres.

                   Being the property conveyed to The Industrial Development Board of the City of Shelbyville, Tennessee, by instrument of record in Deed Book _____, page _____, Register's Office for Bedford County, Tennessee.

                                    EXHIBIT B

                             PERMITTED ENCUMBRANCES

         1.       Taxes for the current year.

         2. Matters shown on the survey of Rex Northcutt, Registered Land Surveyor, dated February 21, 1994.

         3. Easement to the City of Shelbyville, dated December 17, 1974, of record in Deed Book 130, page 215, Register's Office for Bedford County, Tennessee.

                                      LEASE

         This LEASE, made and entered into on this the _____ day of February, 1994, by and between DESA II PARTNERSHIP hereinafter referred to as "Lessor," and DESA INTERNATIONAL, INC. hereinafter referred to as "Lessee".


WITNESSETH:

         Lessor does hereby lease, demise and let unto Lessee a 53,000 square feet building located on seven (7) acres of land at 783 Eagle Blvd. in the 7th Civil District of Bedford County, Shelbyville, Tennessee including finishing per attached Schedule A (the "Leased Premises") with cost not to exceed nine hundred thousand dollars ($900,000), and more specifically described as follows:

         Beginning at a metal pin in fence on the west margin of Stanley Boulevard at the southwest corner of the Claude Eady property and the southeast corner of the herein described tract and running thence with the west margin of Stanley Boulevard thence S 54 58' W 36.20 feet to its point of intersection with the north margin of Eagle Boulevard, thence with the north margin of Eagle Boulevard N 73 38' W 173.76 feet to a point, thence N 77 13' W 255.00 feet to a metal pin, the southwest corner of the herein described tract; thence leaving the margin N 10 43' E 724.25 feet to a metal pin in fence, the northwest corner of the herein described tract; thence S 84 32' E 165.70 feet to an 18 inch white oak in fence; thence S 85 19' E 196.57 feet to a metal pin at a cedar snag at fence corner, the northwest corner of the said Eady property and the northeast corner of the herein described tract; thence with Eady's west line S 3 09' W 134.10 feet to a point in fence; thence S 3 54' W 631.95 feet to the point of beginning, containing 7.06 acres.

         For title source see Deed Book 166; Page 240 in the Office of the Register of Deeds, Bedford County, Tennessee FN 94-68.

This Lease is made under the following terms and conditions:

         1. Term. Based upon completion of all items on Schedule A, this Lease shall begin on June 1, 1994, and run for a period of one hundred twenty (120) months from and after that date to May 31, 2004, provided the conditions hereinafter set forth are faithfully kept and complied with by both parties. DESA shall have access to the building for equipment installation on and after May 1, 1994.

         2. Purchase Option. Lessee shall have the option to purchase the land and building at the end of sixty (60) months in May, 1999 for seven hundred ninety thousand dollars ($790,000) and at the end of one hundred twenty (120) months in May, 2004 for six hundred thousand dollars ($600,000).

         3. Renewal Option. Lessee shall have the option to renew the lease for an additional sixty (60) month period to May 31, 2009 upon the condition that there is no default in performance of any condition of this Lease for which a notice of default has been given to Lessee. Such renewal term shall be upon the same terms, covenants and conditions hereof. Further, Lessee shall have the option at the end of such renewal period to purchase the land and building in May, 2009 for one hundred thousand dollars ($100,000).

         4. Rental. The rental price on this building during the term of the Lease shall be ELEVEN THOUSAND FIVE HUNDRED DOLLARS ($11,500) per month, payable by the fifteenth day of the Lease period and thereafter on the same day of each month during the 120 months.

         5. Modifications by Lessor. Lessor agrees to complete additions to the structure as requested by the lessee which will be on the same terms and conditions as this lease as long as interest rates and insurance rates remain constant. Any improvements and modifications to be made by Lessor shall utilize materials which are new, and both workmanship and materials shall be of first-class quality.

         6. Improvements by Lessee. Any improvements made by Lessee shall remain the property of the Lessee and may be removed upon the expiration of the lease. Lessee shall repair any damage occasioned by such removal. Should Lessee not desire to remove said improvements, then, and in that event, Lessor may purchase same for an amount equal to the original cost of said improvements to Lessee.

         7. Insurance and Maintenance. Lessor shall be responsible for maintaining hazard insurance to the extent of the full insurable value of the Leased Premises for loss or damage by fire with the standard extended coverage, vandalism and malicious mischief endorsements.

         Lessee shall keep and maintain in good order, condition and repair the Leased Premises and every part thereof. Lessee shall further maintain in good order and repair the sidewalks, gutters, curbs, parking area and in lawn in front of and adjacent to the Leased Premises. Lessee will, at Lessee's sole cost and expense, maintain comprehensive liability insurance with reference to the Leased Premises and shall name Lessor as an additional insured thereon.

         8. Taxes. Lessee shall pay all real estate taxes and any other taxes assessed against the property. Lessor will attempt to arrange for in-lieu of tax agreement per Schedule B.

         9. Utilities. Lessee shall be responsible for all utility bills and deposits for the Leased Premises.

         10. Return of Premises. Lessee agrees to return the premises at the end of this Lease or any term renewal term in as good a condition as when this Lease was entered into, normal wear and tear expected, or otherwise to be responsible for repairs.

         11. Restoration of Premises by Lessor.

         a. In the event the Leased Premises are damaged or destroyed or rendered partially untenantable for their then use by fire or other casualty, the Lessor shall promptly repair (but only from insurance proceeds received by Lessor pursuant to the provisions of this Lease, less the cost of any such recovery) the Leased Premises and restore the same to substantially the condition in which they were immediately prior to the happening of such casualty. Lessor's obligation to repair shall not extend to any improvements, additions or personalty of the Lessee.

         b. Rent Abatement. During the period from the date of such casualty until the Leased Premises are repaired and restored, Lessee's obligations to pay any basic rental due hereunder shall abate. The abatement shall be in the proportion of the Leased Premises destroyed or rendered untenantable to the total Leased Premises.

         c. Termination Option. Notwithstanding the foregoing, in the event that fifty percent (50%) or more of the Leased Premises or fifty percent (50%) or more of the improvements located thereon are destroyed or rendered untenantable by fire or other casualty, either party shall have the option to terminate this Lease effective as of the date of such casualty by giving to the other party, within forty-five (45) days after the happening of such casualty, written notice of such termination. Upon the happening of such event, Lessor shall retain all insurance proceeds payable to it pursuant to the provisions of this Lease.

         12.  Condemnation.

         a. Complete or Substantial Condemnation. If the whole of the Leased Premises or such portion thereof as will make the Leased Premises unsuitable for the purposes leased is condemned for any public use or purpose by any legally constituted authority, then, and in either of such events, this Lease shall cease from the time when possession is taken by such public authority, and rental shall be accounted for between Lessor and Lessee as of the date of the surrender of possession. Such termination shall be without prejudice to the rights of either the Lessor or Lessee to recover compensation from the condemning authority for any loss or damage caused by such condemnation. Neither Lessor nor Lessee shall have any rights in or to any award made to the other by the condemning authority.

         b. Partial Condemnation. If, during the term of this Lease, less than the entire Leased Premises shall be taken in any such proceeding and if the Leased Premises is not thereby rendered unsuitable for the purposes leased, then, and in that event, this Lease shall upon vesting of title in the proceeding, terminate solely as to the part so taken, and Lessor shall be entitled to the total award made in any such proceeding. If this Lease is not terminated as a result of complete or substantial condemnation as hereinabove set for, this Lease shall continue for the balance of its term as to the part of the Leased Premises remaining without any reduction or abatement of or effect upon the term hereof or the liability of the Lessee to pay in full the rent herein provided to be paid.

         13. Assignment--Lessor's Consent Required. The Lessee may sublet all or portions of the Leased Premises for the remainder of the term with the approval of the Lessor, which approval shall not be unreasonably withheld, provided that the business or occupation of the sublessee is not extra hazardous, disreputable or illegal and provided further that the Lessee shall remain primarily liable for the payment of the rent herein reserved and for the performance of all other terms of this Lease required to be performed by Lessee.

         14. Indemnification. Lessor warrants that there are no environmental problems associated with this land and agrees to indemnify Lessee from any violation of an Environmental Protection Agency guideline which is now existing, and Lessee agrees to offer the same indemnification to Lessor for any violation which might occur during its occupancy or because of its use of the property.

         IN TESTIMONY WHEREOF witness the signatures of the parties hereto on the day and date first above written.



                                        LESSOR:

                                        DESA II PARTNERSHIP


                                        BY:________________________________

                                        LESSEE:

                                        DESA INTERNATIONAL, INC.

                                        BY:________________________________
                                                 Dirk D. Miller
                                                 Vice President

STATE OF TENNESSEE

COUNTY OF BEDFORD

         I, the Undersigned, a Notary Public in and for the State and County aforesaid, do hereby certify that _________________ did personally appear before me and did certify and declare that he is the Managing Partner of a Tennessee general partnership, and that he acknowledged he executed the foregoing Lease as Managing Partner thereof on behalf of said partnership as duly authorized by the partnership and as the act of the partnership for the purposes therein stated on this ______day of ___________ , 1994.


-------------------------
NOTARY PUBLIC

MY COMMISSION EXPIRES:____________



STATE OF TENNESSEE

COUNTY OF BEDFORD

I, the undersigned, a Notary Public in and for the State and County aforesaid, do hereby certify that the foregoing Lease was executed before me by DESA International, Inc. by and through Dirk D. Miller its Vice President, and that the said Dirk D. Miller personally appeared before me, after being first duly sworn, and declared that he was the officer designated and that he executed the foregoing Lease as Vice President of the Corporation and that the execution of this Lease is the voluntary act and deed of the Corporation.

WITNESS my hand on this ____ day of _____________, 1993.


-------------------------
NOTARY PUBLIC

MY COMMISSION EXPIRES:____________

                                   SCHEDULE A

                               PROJECT DESCRIPTION

CONCRETE FLOOR SLAB

CONCRETE SLAB ON GRADED TRUCK DOCK

ELECTRICAL

1. 800 AMP SERVICE

2. HIGH BAY HALITE LIGHTING FIXTURES

3. 110 V RECEPTACLES

4. 220 V RECEPTACLES

SPRINKLER SYSTEM FACTORY AREA

LOADING DOCKS, LEVELERS & SEALS

OUTSIDE UTILITIES, GAS, WATER ELECTRICAL SEWER &
SPRINKLER SYSTEM

SHOP RESTROOMS / BREAK ROOM

OFFICE SPACE

OFFICE SPRINKLER SYSTEM

OFFICE AREA ELECTRICAL, HEATING & COOLING

FACTORY HEATING SYSTEM

PAINT MIXING ROOM

MANTEL MANUFACTURING WALLS

GENERAL AIR PLUMBING

LP GAS PLUMBING

SECURITY SYSTEM / FIRE PROTECTION / PAGING SYSTEM

COOLING FANS (4)

PAVED PARKING LOT & DRIVEWAYS

WASHER PITS

February 15, 1994

Pete Sain, Jr. & Associates
Sain Construction Co.
713 Vincent
Manchester, TN  37355

In Re:  Baker-Warren Building, Shelbyville, Tn.

Gentlemen:

         As Mayor of the City of Shelbyville, I believe there will be no problem with the Shelbyville Industrial Bond Board granting an in-lieu of tax agreement to your firm if you should purchase the captioned building for manufacturing purposes.

         The City of Shelbyville Bond Board does have the authority to grant in-lieu of tax arrangements with industrial clients who establish manufacturing facilities in Shelbyville. We have done this for many corporations in the past.

         This would have to be voted on by the entire bond board, but I do not foresee there being a problem with the request.

Sincerely,



Mayor Henry Feldhaus

SCHEDULE B


February 18, 1994

Mr. D. S. Vitale, President
DESA, INTERNATIONAL
P.O. Box 90004
Bowling Green, KY  42102-9004

Re:  Real Estate Tax Abatement

Dear Mr. Vitale:

In reference to your letter of February 16, 1994 regarding the Real Estate Tax Abatement on the Baker-Warren Building through a lease arrangement with Pete Sain, Jr., I, as Mayor, have discussed this arrangement with a majority of Shelbyville City Council members and in conjunction with Dirk Miller.

We are confirming negotiations as follows:

         1st five years                      0  Tax
         6th year                           60% Tax
         7th year                           70% Tax
         8th year                           80% Tax
         9th year                           90% Tax
         10th year                          100%Tax

We hope this will satisfy your needs at this time and if we can be of further assistance to you, please call.

Cordially,



Mayor Henry Feldhaus, III

cc:      Sain Construction Co.
         Pete Sain, Jr.

                                ADDENDUM TO LEASE

         This Addendum to Lease made and entered into on the _____ day of March, 1996, by and between SHELBYVILLE INDUSTRIAL SPEC BUILDING - WRS - PARTNERSHIP (Lessor) and DESA INTERNATIONAL. INC. (Lessee).

         WHEREAS, the parties have heretofore entered into a Lease dated the 25th day of February, 1994, the subject of which is the 7 acres located at 783 Eagle Boulevard, Shelbyville, Bedford County, Tennessee, and upon which is located a 53,000 square foot industrial building presently used by Lessee; and

         WHEREAS, the Lessor was designated in the aforesaid Lease of February 25, 1994, as "Desa ll Partnership;" however, at the request of Lessee, the partnership name of Lessor was changed to Shelbyville Industrial Spec Building - WRS Partnership; and

         WHEREAS, Lessee has requested Lessor to provide an additional 20,000 square feet of building space as an addition to the present facility located upon the leased premises; and

         WHEREAS, the parties desire to enter into this Addendum to reflect their new rental arrangement.

     Now, therefore, for and in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

         1. Paragraph No. 1 of the Lease is deleted and substituted in its stead is the following: "1. Term. Based upon completion of the 20,000 square foot addition, the modified terms of this Lease shall begin on March 15, 1996, and run for a period of 1 12 months from and after that date to July 15, 2005, provided the conditions hereinafter set forth are faithfully kept and complied with by both parties. Desa shall have access to the building for equipment installation and other use on and after May 1, 1996, or sooner if completion allows."

         2. Paragraph No. 2 of the Lease is deleted and substituted in its stead is the following:

         "2. Purchase Option. Lessee shall have the option to purchase the land and the building at the end of 52 months, that is July 15, 2000, for $1,085,000.00, and at the end of 112 months, that is July 15, 2005, for $820,000.00."

         3. Paragraph No. 3 of the Lease is deleted and substituted in its stead is the following:

         "3. Renewal Option. Lessee shall have the option to renew this Lease for an additional 60 month period to July 15, 2010, upon the condition that there is no default in the performance of any condition of this lease for which a notice of default has been given to Lessee and has not been cured. Such renewal term shall be upon the same terms, covenants and conditions hereof. Further, Lessee shall have the option at the end of such renewal period to purchase the land and building in July, 2010, for $140,000.00."

         4. Paragraph No. 4 of the Lease is deleted and substituted in its stead is the following:

         "4. Rental. The rental price on this building during the term of this Lease shall be $15,500.00 per month, payable by the 15th day of the Lease and thereafter on the same day of each month during the 112 months."

         5. All other terms and conditions of the original Lease remain in full force and effect. In the event of any conflicts or inconsistencies between the original Lease and the terms of this Addendum, the terms of the Addendum shall control.

         WITNESS our signatures the day and date first above written.

                                       LESSOR:

                                       SHELBYVILLE INDUSTRIAL SPEC
                                       BUILDING - WRS - PARTNERSHIP


                                       By: /s/ W. R. Sain

                                       LESSEE:

                                       DESA INTERNATIONAL, INC.


                                       By: /s/ T. G. Scariot

                                       -3-
STATE OF TENNESSEE

COUNTY OF

         I, the undersigned, a Notary Public, in and for State and County aforesaid, do hereby certify that W. R. Sain, did personally appear before me and did certify and declare that he is the Managing Partner of a Tennessee General Partnership, Shelbyville Industrial Spec Building - WRS - Partnership, and he acknowledged that he executed the foregoing Addendum to Lease as Managing Partner thereof on behalf of said Partnership as duly authorized by the Partnership and as an act of the Partnership for the purposes therein contained.

         Witness my hand and official seal this __ day of April, 1996.

                                            /s/ William J. Redmond
                                            NOTARY PUBLIC


My commission expires:

STATE OF

COUNTY OF


         I, the undersigned, a Notary Public, in and for State and County aforesaid, do hereby certify that the foregoing Addendum to Lease was executed before me by Desa International, Inc., by and through T. G. Scariot, its President, and that he personally appeared before me, after being duly sworn and declared that he was the Officer designated and that he executed the foregoing Addendum to Lease as such Officer of the Corporation and that the execution of the Lease is the voluntary act and deed of the Corporation.

         Witness my hand and official seal this __ day of April, 1996.

                                              /s/ Linda Faith Kowen
                                              NOTARY PUBLIC


My commission expires: